SECURITIES AND EXCHANGE COMMISSION
                             Washington D. C. 20549

                                   FORM 8-K/A

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

                          Date of Report: June 12, 2001

                      Equity Technologies & Resources, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)



        00-17520                                          75-2276137
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(Commission File Number)                   (IRS Employer Identification Number)


               Suite 304, 1050 Chinoe Rd. Lexington, KY   40502
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               (Address of Principal Executive Offices) (Zip Code)


                                 (859) 268-4446
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                (Registrant's Phone Number, Including Area Code)

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ITEM 1. CHANGES IN CONTROL OF REGISTRANT

         N/A

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

         See Item 5. Other Events.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP

         N/A

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

         N/A

ITEM 5. OTHER EVENTS

                                   THE COMPANY

Equity Technologies & Resources Inc. (the "Company") is a Delaware corporation. It is a public corporation trading under the symbol "ETCR" listed on the OTC BB exchange. It is a development stage company which was previously engaged in the exploration and mining of certain metals and minerals. The company ceased mining activity in December, 1996.

The defining characteristic of Equity Technologies and Resources, Inc. ("Equity Technologies" or "Company") is now its core business, which is that of a technology company providing prescription safeguards for the healthcare industry. The Company continues to be a holding company for its wholly owned subsidiary Verified Prescription Safeguards, Inc.. Equity Technologies has acquired a broadly applicable business which utilizes a practical business model and advanced technology in an entirely new arena to address the growing use of prescription drugs. Verified Prescription Safeguards, Inc. ("VPS") has designed a unique web portal which will have significant impact in reducing or virtually eliminating prescription fraud, forgery, abuse and negligence. It has developed a secure system that utilizes the technology of the Internet and its own proprietary software, creating a fully secure link between doctors' offices and pharmacies to facilitate prescription transmissions.

In June 2001, Equity Technologies recently sold $15,000,000.00 face value (30,000 shares) in voting, Class B preferred stock par value $1.00 per share in exchange for $15,000,000.00 in agreed value of Growth Fund Partnership, Inc. common stock (300,000 shares at $50 per share). Growth Fund Partnership, Inc., a Florida corporation, is a diversified asset holding company. The company intends to use the asset backed common stock to anchor a credit facility to provide equity for the development of Verified Prescription Safeguards, Inc. patent pending system for electronically transmitting prescriptions designed for protection against prescription fraud, forgery, counterfeiting, and abuse.

The acquisition was accounted for as a purchase per Accounting Principles Board No. 16 and the value assigned to it was $0 because Growth Funds' assets primarily consisted of intangible assets such as notes receivable and accrued interest, and other investments that were acquired through stock transactions. The values assigned to the assets appeared to be impaired and thus, no value was assigned to the purchase in the Company's books. Equity Technologies interest in Growth Fund subsequent to the investment was less than one percent.

Equity Technologies will continue to provide central corporate functions Consisting of strategy development, financial allocations, marketing support, acquisitions, mergers, spin-offs, filling key management positions and maintaining constructive dialogue with shareholders and the public.

                                   MANAGEMENT

Frank G. Dickey, Jr. is the President of Equity Technologies & Resources, Inc.. In his tenure in this position he has re-structured and re-focused the direction of the Company. Drawing on his legal background and experience, Mr. Dickey has organized a strategic management holding company, with a core business well suited for the market and the healthcare industry.

Robert B. Leff is the President/Chief Executive Officer of Verified Prescription Safeguards, Inc. He is an attorney. In developing VPS and designing the web portal, Mr. Leff called upon the technical experience of others as well as his own experience as C.E.O. of an Internet Service Provider.

ITEM 6: RESIGNATION OF REGISTRANT'S DIRECTORS

         N/A
                                        2
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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      Financial statements of business required N/A
         (b)      Pro forma financial information N/A
         (c)      Exhibits N/A

ITEM 8. CHANGE IN FISCAL YEAR

         N/A

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITY TECHNOLOGIES & RESOURCES, INC.


By:  /s/ Frank G. Dickey, Jr.
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    Frank G. Dickey, Jr.
    Title: President


Dated:  August 22, 2002

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